Exhibit 10.24.2

Señor Notario:

Sírvase usted extender en su Registro de Escrituras Públicas una Cesión de Derechos de Cuentas por Cobrar que constituye, DOE RUN PERÚ S.R.L. con RUC N° 20376303811, con domicilio en Av. Víctor Andrés Belaunde 147, Vía Principal 155, Centro Empresarial Real – Torre Real 3, piso 9, San Isidro, debidamente representada por los señores Kenneth Ernest Hecker, identificado con CE N-100471 y señor Jorge Antonio Jaramillo Chipoco, identificado con DNI N° 08257915, facultados al efecto según poderes inscritos en la Partida Electrónica N° 11015369 del Registro de Personas Jurídicas de Lima, a quien en adelante se le denominará DRP; en favor de BANCO DE CRÉDITO DEL PERÚ, en calidad de Agente de los Bancos, con RUC N° 20100047218, con domicilio en la Calle Centenario N° 156, Urb. Las Laderas de Melgarejo, La Molina, Lima, representado por los señores Reynaldo Llosa Benavides, identificado con DNI N° 08220370, y Jorge Luis de los Heros Diez Canseco, identificado con DNI N° 07810714, facultados al efecto según poderes inscritos en los asientos C-000026 y C000027, respectivamente, de la Partida Electrónica N° 11009127 del Registro de Personas Jurídicas de Lima, a quien en adelante se le denominará el AGENTE; en los términos y condiciones siguientes:

PRIMERA:           DEFINICIONES

1.1.          Salvo indicación expresa o si el contexto así lo requiere, los términos cuya primera letra esté en mayúscula utilizados en el presente contrato de Cesión de Derechos de Cuentas por Cobrar tendrán el significado que se indica en la presente cláusula:

Agente: Será el Banco de Crédito del Perú, quién actúa en representación de los Bancos, o sus sucesores o cesionarios.

Bancos: Incluirá a todos los Bancos que constituyen el Sindicato de Bancos, constituido por Banco de Crédito del Perú y cualquier otro Banco que en el futuro participe en el Contrato de Línea de Crédito, quienes actuarán bajo la representación del AGENTE.

BCP: Se utilizará para individualizar al Banco de Crédito del Perú, quien actúa como se indica en la introducción del presente documento como AGENTE y además como co-acreedor de las Obligaciones derivadas del Contrato de Línea de Crédito.

Código Civil: Se refiere al Código Civil Peruano.

Contrato de Línea de Crédito: Hace referencia al contrato establecido en el numeral 2.1 de la Cláusula Segunda del presente documento, que será garantizado mediante los Contratos de Garantía.

Contratos de Garantía: Se utilizará para designar al presente Contrato de Cesión de Derechos de Cuentas por Cobrar, en conjunto con el contrato de Prenda Global y Flotante que suscribe DRP con el AGENTE, en beneficio de los Bancos.

Documentos de Financiamiento: Son (i) este Contrato de Línea de Crédito, (ii) los Pagarés, (iii) los Contratos de Garantía, (iv) cualquier escritura publica que se derive de los anteriores documentos y (v) el UCC-1 Financing Statement, así como, en cada caso, las modificaciones y ampliaciones que se den de tiempo en tiempo.

DRP: Tiene el significado que se indica en la introducción del presente Contrato de Cesión de Derechos de Cuentas por Cobrar, en su calidad de constituyente.

Eventos de Incumplimiento: Son las circunstancias detalladas en la Cláusula Décimo Segunda del Contrato de Línea de Crédito.

Obligaciones: Son, en general todos los compromisos, deberes y obligaciones asumidas por DRP frente a los Bancos en virtud de los Documentos de Financiamiento.

1.2.          Los términos con iniciales en mayúsculas, que no estén definidos en forma expresa en este documento, tienen la definición que se les asigna en el Contrato de Línea de Crédito mencionado en el numeral 2.2. de la cláusula segunda del presente documento.

SEGUNDA:          ANTECEDENTES

2.1.          Con fecha 03 de Abril del 2002 DRP solicitó a los Bancos, a través del AGENTE, y éstos convinieron en otorgarle una Línea de Crédito hasta por la suma de US$58’000,000.00 (CINCUENTIOCHO MILLONES y 00/100 DOLARES AMERICANOS), según los montos máximos que cada Banco haya asumido en virtud de sus respectivos Compromisos y con arreglo a lo establecido en el Contrato de Línea de Crédito suscrito el 17 de setiembre de 2002.

2.2.          En el numeral 14.1 de la Cláusula Décimo Cuarta del Contrato de Línea de Crédito suscrito el 17 de setiembre de 2002 se establece que, en garantía del pago de las sumas adeudadas en virtud del Contrato de Línea de Crédito y del cumplimiento de las demás obligaciones asumidas en el referido documento (en adelante “las Obligaciones Garantizadas”), DRP cedería a favor del AGENTE la totalidad de derechos derivados de las cuentas por cobrar, que se originen como consecuencia de las ventas que obtenga de contratos y operaciones de venta de sus productos; para lo cual se celebra el presente documento.

TERCERA:           CESIÓN DE DERECHOS

3.1.          En virtud de lo acordado en la Cláusula Décimo Cuarta del Contrato de Línea de Crédito, tal como se indica en el numeral 2.2 de la Cláusula Segunda del presente documento y por convenir a los mutuos intereses de las partes, mediante el presente instrumento, DRP, de conformidad con el Artículo 1206° del Código Civil, cede irrevocablemente a favor del AGENTE, en beneficio de los Bancos, la totalidad de derechos de cobranza y pagos que le corresponda recibir como producto de las ventas y/o cobranzas que obtenga de contratos u operaciones de venta, actuales o futuras, locales o extranjeras, de sus productos.

3.2.          De conformidad a lo establecido por el Artículo 1215° del Código Civil, y para efectos de la cesión de derechos de cobranza y pagos derivados de los contratos vigentes a la fecha de suscripción de este contrato, DRP (i) enviará un aviso a cada uno de sus compradores con contrato vigente utilizando el modelo que como Anexo I forma parte integrante de este contrato (o la versión traducida al inglés de ser

2

necesario), informándole de la cesión de derechos irrevocable a favor del AGENTE, e instruyéndolos irrevocablemente a efectuar los pagos pendientes en la(s) Cuenta(s) Cobranza abierta(s) a nombre del AGENTE en el BCP, aviso que DRP se obliga a enviar a cada uno de sus compradores mediante carta notarial, courier, fax, correo electrónico o algún otro medio de comunicación fehaciente; y (ii) deberá hacer entrega al AGENTE, alternativamente (a) de la copia de dicha instrucción debidamente sellada, firmada u otra forma que evidencie la recepción de dicha instrucción, lo cual acreditará que dicha instrucción ha sido recibida por los clientes de DRP; o, (b) de la conformidad y consentimiento a la cesión de derechos de sus respectivos clientes, la misma que se instrumentará mediante el modelo de comunicación (o la versión traducida al inglés de ser necesario), que como Anexo II forma parte integrante de este contrato.  En caso que algún comprador no canalizara sus pagos a través de las Cuentas Cobranza, DRP estará obligado a depositar inmediatamente todo pago que reciba de dicho comprador en las Cuentas Cobranza.

3.3.          Para la cesión de derechos derivadas de los contratos de venta de minerales y de transferencia por cualquier otro título a ser suscritos por DRP con posterioridad a la suscripción de este contrato, DRP se obliga a incluir en los formatos de los mismos (o en la versión traducida al inglés de ser necesario), la cláusula que como Anexo III, forma parte de este contrato, en virtud de la cual se comunica al comprador y/o adquirente la cesión de derechos irrevocable a favor del AGENTE, en beneficio de los Bancos, y lo instruye a efectuar los mismos en las Cuentas Cobranza abiertas a nombre del AGENTE en el BCP; a lo cual el comprador y/o adquirente prestará su consentimiento en la misma Cláusula. En caso el comprador no canalizare los pagos que deba hacer a DRP a través de las Cuentas Cobranza, DRP estará obligado a depositar inmediatamente todo pago que reciba de dicho comprador en las Cuentas Cobranza.

3.4.          Para la cesión de derechos de las operaciones de venta, actuales o futuras, que, por los usos y costumbres del mercado, no constan en un contrato formal, será de aplicación lo contemplado en el numeral 3.2. de la presente cláusula.

3.5.          Adicionalmente, DRP se obliga a incluir, en un lugar visible, en sus facturas o cualquier otro documento de cobranza, bajo la referencia Instrucciones de Pago (Payment Instructions), los textos cuyo modelo (o la versión traducida al inglés de ser necesario), como Anexo IV, forman parte integrante del presente contrato.

CUARTA:             DE LOS PAGOS POR PARTE DE LOS COMPRADORES

Las obligaciones de pago de los compradores y/o adquirentes de DRP podrán presentar descuentos, rebajas, deducciones o compensaciones, siempre que éstas sean usuales en este tipo de contratos, constituyan prácticas comunes del mercado, o estén relacionadas al reemplazo de los productos por haber sido rechazados por el comprador al no cumplir con las cualidades o características requeridas por el mismo.

QUINTA:              DE LAS CUENTAS COBRANZA

5.1.          El AGENTE mantendrá abiertas a su nombre dos (2) Cuentas Cobranza en el BCP, una en Lima – Perú y otra en la Agencia del BCP en Miami, en las cuales los compradores y/o adquirentes de DRP (o DRP en caso que aquéllos incumplan sus instrucciones irrevocables de pago y le entreguen las sumas cedidas), depositarán el íntegro de los pagos y/o cobranzas cedidas bajo el presente contrato.

3

5.2.          Los compradores y/o adquirentes locales de DRP procederán a efectuar los pagos en la Cuenta Cobranza en Moneda Extranjera N° 193-1187836-1-51 abierta a nombre del AGENTE en el BCP en Lima – Perú; en tanto que los compradores y/o adquirentes de DRP residentes en el exterior procederán a efectuar los pagos en la Cuenta Cobranza N° 891200-001 abierta a nombre del AGENTE en la Agencia del BCP en Miami.

5.3.          Las partes acuerdan que, siempre que no se haya producido la causal de Ejecución de la Garantía a que se refiere la Cláusula Décima de este contrato, el AGENTE transferirá a las cuentas de DRP abiertas en el AGENTE los fondos que se encuentren depositados en las Cuentas Cobranza, haciendo renuncia parcial de la cesión. Sin embargo, DRP declara conocer y aceptar que las cuentas a las cuales se transferirán los fondos quedarán igualmente afectadas en garantía a favor del AGENTE, en beneficio de los Bancos.

5.4.          El AGENTE transferirá a las cuentas de DRP abiertas en el AGENTE el dinero depositado en las Cuentas Cobranza diariamente. En caso se trate de transferencias de la Cuenta Cobranza ubicada en Lima, Perú, dicha transferencia se realizará a más tardar a las 4:00 p.m.; mientras que en caso se trate de transferencias de la Cuenta Cobranza ubicada en la Agencia del BCP en Miami dicha transferencia se realizará a más tardar a la 1:00 p.m.

5.5.          La transferencia de fondos a las cuentas de DRP cesará en caso se produzca un Evento de Incumplimiento de conformidad con lo establecido en el Contrato de Línea de Crédito o en el presente contrato, en cuyo caso el AGENTE tomará de las Cuentas Cobranza, así como de las demás cuentas a las que se refiere el presente numeral, todas las sumas que en ellas se depositen de conformidad con lo previsto en este documento, a fin de aplicar las mismas al pago de la suma que estarían siendo adeudadas a los Bancos.

5.6.          Asimismo, el AGENTE se compromete a informar a DRP, cada vez que éste se lo solicite, sobre el monto de dinero depositado en las Cuentas Cobranza.

SEXTA:                PLAZO

DRP declara conocer y aceptar que la presente Cesión de Derechos de Cuentas por Cobrar se mantendrá vigente en la medida que existan Obligaciones Garantizadas de DRP para con los Bancos.

SETIMA:              DECLARACIONES Y GARANTÍAS

DRP declara y/o garantiza al AGENTE que, a la fecha de celebración del presente contrato:

7.1.          A excepción de los derechos que se les ha otorgado a los Bancos en virtud del presente contrato y del Contrato de Línea de Crédito, DRP es el único y absoluto titular de las cobranzas que en virtud de este contrato cede a su favor.

7.2.          Salvo por las contempladas en el presente contrato y en el Contrato de Línea de Crédito (incluyendo Gravámenes Permitidos), sobre las cobranzas cedidas en virtud de lo dispuesto en este contrato no existe prenda, embargo, carga, gravamen,

4

medida judicial o extrajudicial alguna que limite su derecho a ser libremente transferidas y/o gravadas por DRP. En cualquier caso, DRP se obliga a sanear el título y cualquier vicio oculto que las cobranzas cedidas por este contrato puedan tener.

OCTAVA:            OBLIGACIONES

DRP se obliga, durante todo el tiempo que permanezca vigente el presente contrato, a:

8.1.          Enviar mensualmente, dentro de los cinco (5) días útiles siguientes al vigésimo día calendario de cada mes, al AGENTE una lista de los contratos y ventas celebradas y/o suscritas en el mes con indicación del nombre del cliente, el monto de pago, las condiciones de pago, el plazo del contrato, la cantidad de producto total a entregar, la fecha o periodicidad de los embarques y la confirmación de que al cliente se le ha enviado el aviso de cesión, contemplado en el Anexo I, y que DRP haya hecho entrega al AGENTE de la copia de dicha comunicación sellado con el respectivo cargo de recepción, o que DRP haya incluido  en el contrato respectivo la cláusula de cesión, contemplada en el Anexo III, o que el cliente respectivo haya otorgado su conformidad y consentimiento a la cesión efectuada, utilizando para tal efecto el texto del Anexo II.

8.2.          Enviar mensualmente, dentro de los cinco (5) días útiles siguientes al vigésimo día calendario de cada mes, al AGENTE un reporte detallando las cuentas por cobrar pendientes de cobro a la fecha de elaboración de dicho reporte, detalle que incluirá la fecha de vencimiento de cada una de las referidas cuentas, el nombre y dirección del deudor y el monto de la cuenta.

8.3.          Presentar, dentro de los cinco (5) días útiles siguientes al vigésimo día calendario de cada mes, una declaración mensual al AGENTE señalando que los pagos y/o cobranzas mencionados en el reporte correspondiente al mes anterior han sido  canalizados a través de las Cuentas Cobranza o DRP ha cumplido con depositar en las Cuentas Cobranza los pagos que hubiera recibido directamente de los compradores, a que se refiere la Cláusula Quinta del presente contrato.

8.4.          Cumplir con todas las obligaciones asumidas en los contratos de venta y demás contratos que haya celebrado y cuyos pagos y/o cobranzas ha cedido a favor del AGENTE, de tal manera que dichos contratos no se vean resueltos por causas imputables a DRP, salvo que, en un periodo de 360 días, dichos incumplimientos no superen, de manera individual, los US$500,000.00 y, en conjunto, los US$2’000,000.00.

8.5.          No constituir una prenda o gravamen de cualquier tipo o transferir o celebrar cualquier contrato o acto sobre parte o todos los pagos y/o cobranzas cedidas en virtud de este contrato. En caso contrario, este contrato o acto será inválido e ineficaz.

8.6.          Notificar oportunamente al AGENTE cualquier circunstancia o hecho relacionado a las cobranzas cedidas que pudiera afectar su exigibilidad, su rango o su valor.

8.7.          No realizar u omitir acción alguna que, como resultado, ocasione un perjuicio al valor de las cobranzas cedidas, salvo que, en un periodo de 360 días, dicha acción u

5

omisión  no causare perjuicios que superen, de manera individual, los US$500,000.00 y, en conjunto, los US$2’000,000.00.

8.8           Depositar inmediatamente en la Cuenta Cobranza que corresponda aquellos pagos y/o cobranzas que hubiera recibido directamente de sus compradores que hayan incumplido su compromiso de canalización de sus pagos a través de las referidas Cuentas Cobranza.

8.9           Pagar al AGENTE la comisión anual por la administración de la Cuenta Cobranza abierta a nombre del AGENTE en la Agencia del BCP en Miami, como contraprestación por los servicios que dicha entidad le presta.

NOVENA:            GARANTÍAS DE DRP

DRP garantiza al AGENTE la existencia y exigibilidad de los derechos que le cede en virtud de este contrato, de conformidad con lo dispuesto en el artículo 1212° del Código Civil.

DÉCIMA:              EJECUCIÓN DE LA GARANTÍA

En el caso que se produzca un Evento de Incumplimiento, que no hubiere sido subsanado de acuerdo a los plazos de subsanación contenidos en el presente contrato y en el Contrato de Línea de Crédito, en cuanto le fueren aplicables, de conformidad con lo establecido en el Contrato de Línea de Crédito, el AGENTE aplicará los montos depositados en las Cuentas Cobranza a cancelar las sumas que DRP adeude a los Bancos.

DÉCIMO PRIMERA:         INDEMNIZACIÓN

Por la presente Cláusula, DRP se obliga a indemnizar al AGENTE y a sus Directores, funcionarios y empleados (en adelante en esta Cláusula “las Partes Indemnizables”) por cualquier pérdida, daño o gasto en que éste(os) incurra(n) o pudiera(n) sufrir como consecuencia del presente contrato, incluyendo, pero no limitado a, honorarios profesionales de abogados y gastos surgidos de la transacción celebrada, a menos que dicha pérdida, daño o gasto sea consecuencia de la culpa o dolo de las Partes Indemnizables.

DÉCIMO SEGUNDA:        NOTIFICACIONES

Cualquier notificación, solicitud, demanda, consentimiento, designación, dirección, instrucción, certificado u otra comunicación a ser dada bajo el presente contrato, deberá ser dada por escrito o enviada por facsímil (con confirmación escrita de recepción, confirmación que puede ser hecha por facsímil) a la dirección y número de facsímil abajo indicadas de DRP y del AGENTE y cuando sea requerido por la ley peruana, a las direcciones de DRP y del AGENTE indicadas en la introducción de este Contrato, o a cualquier otra dirección que sea comunicada por escrito para tal efecto por DRP y el AGENTE:

DRP

DOE RUN PERÚ S.R.L

Atención:	Sres. Kenneth Richard Buckley y Henry Eric Peitz
Dirección:	Av. Víctor Andrés Belaúnde 147, Vía Principal 155,

6

Centro Empresarial Real - Torre Real 3, Piso 9,
San Isidro
Facsímil:	215-1235
215-1281

AGENTE

BANCO DE CRÉDITO DEL PERÚ

Atención:	Jorge Luis de los Heros / Indira Palomino
Dirección:	Centenario 156, Las Laderas de Melgarejo
La Molina
División de Mercado de Capitales
Facsímil:	349-0592

A LOS BANCOS: A las direcciones consignadas en el Contrato de Línea de Crédito.

Para que sea oponible cualquier variación de domicilio a la otra parte, deberá serle comunicada a la otra parte mediante comunicación escrita con una anticipación no menor a quince (15) días calendario computados a partir de la fecha en que se efectuará tal modificación domiciliaria, debiendo hacer expresa referencia que dicha variación se encuentra referida al domicilio señalado en el presente documento e indicando a partir de cuando entrará en vigencia tal modificación domiciliaria

Para todo lo no expresamente acordado por las partes en la presente Cláusula, regirá lo dispuesto en la Cláusula Décimo Novena del Contrato de Línea de Crédito, referida a Notificaciones.

DÉCIMO TERCERA:         EVENTO DE INCUMPLIMIENTO

En caso DRP incumpla uno cualesquiera de las obligaciones asumidas en virtud del presente contrato, el  AGENTE podrá proceder de conformidad con lo establecido en la Cláusula Décima del presente contrato.

En caso DRP haya incumplido una cualesquiera de las obligaciones señaladas en los numerales 8.1., 8.2., 8.3., y 8.6., éste tendrá un plazo de diez (10) días calendario contados desde la recepción de la comunicación notarial que para tal efecto le imparta el AGENTE para subsanar dicho incumplimiento, caso contrario, el AGENTE podrá proceder de conformidad con lo establecido en la Cláusula Décima del presente contrato.

DÉCIMO CUARTA:           MODIFICACION DE LOS TERMINOS DEL CONTRATO

El presente Contrato de Cesión de Derechos de Cuentas por Cobrar sólo podrá ser modificado con el consentimiento por escrito unánime de los Bancos Hábiles participantes en el Contrato de Línea de Crédito y, DRP. Dicha modificación deberá constar necesariamente en Escritura Pública.

DÉCIMO QUINTA:            GASTOS

Serán asumidos por DRP todos los costos y gastos que se deriven del presente contrato, incluyendo los gastos notariales derivados de la elevación a Escritura Pública de este documento, así como los de un Testimonio y una Copia Simple del mismo para el AGENTE.

7

DÉCIMO SEXTA:  ACTUACIÓN DEL AGENTE

Se deja expresa constancia que el AGENTE, actúa como tal, en representación de los Bancos, contando con la ratificación expresa de éstos, conforme a lo establecido en la Cláusula Vigésima del Contrato de Línea de Crédito. Asimismo es importante señalar que el AGENTE, en su calidad de Banco se encuentra incluido dentro de éstos, por tanto el término Bancos incluye al AGENTE en su función de Banco y no de AGENTE.

DÉCIMO SETIMA:            LEGISLACIÓN APLICABLE

El presente contrato se rige por la legislación de la República del Perú.

DÉCIMO OCTAVA:          ARBITRAJE

18.1.        Las partes acuerdan expresamente que cualquier conflicto o controversia que pudiera surgir entre ellas como consecuencia de la interpretación o  ejecución de este contrato, incluidas las relacionadas con su nulidad, invalidez e ineficacia, serán resueltas mediante arbitraje de derecho, a cargo de un Tribunal Arbitral compuesto por tres miembros que necesariamente deberán ser abogados colegiados, realizado conforme al Reglamento de Conciliación y Arbitraje Nacional e Internacional de la Cámara de Comercio de Lima.

18.2.        El Tribunal  Arbitral estará constituido de la siguiente manera: cada una de las partes designará a un árbitro y el tercero será designado de común acuerdo por los dos primeros, quien será el Presidente del Tribunal Arbitral.

18.3.        El arbitraje se llevará a cabo en la ciudad de Lima y la duración del mismo no podrá exceder los sesenta (60) días útiles, contados a partir de la fecha de instalación del Tribunal Arbitral hasta la expedición del laudo respectivo.

18.4.        El laudo del Tribunal Arbitral será definitivo e inapelable.

18.5.        Los gastos que ocasione el arbitraje serán de cargo de la parte perdedora.

18.6.        En caso de que alguna(s) de las partes decidiera(n) interponer recurso de anulación contra el laudo arbitral ante el Poder Judicial, deberá constituir previamente a favor de la parte contraria una Carta Fianza otorgada por un Banco de primer orden con sede en Lima, equivalente a US$ 50,000.00 (CINCUENTA MIL DOLARES Y 00/100 DE LOS ESTADOS UNIDOS DE NORTEAMERICA), ejecutable en caso que dicho recurso, en fallo definitivo, no fuera declarado fundado. Dicha Carta Fianza deberá estar vigente durante el tiempo que dure el proceso promovido.

CLÁUSULA ADICIONAL

Adicionalmente a lo establecido en el numeral 2.2. de la Cláusula Segunda del presente Contrato de Cesión de Derechos de Cuentas por Cobrar también garantizará el pago de las sumas adeudadas en virtud del Contrato de Línea de Crédito en Moneda Extranjera hasta por la suma de US$40’000,000.00, otorgado por Escritura Pública de fecha 18 de junio de 1998, por el Notario de Lima Dr. Aníbal Corvetto Romero, así como el cumplimiento de las demás obligaciones asumidas en el referido documento, mientras el referido contrato se mantenga vigente.

8

Agregue usted, señor Notario, las demás Cláusulas de Ley, eleve a Escritura Pública la presente Minuta.

Lima, 17 de setiembre de 2002

/s/ BANCO DE CRÉDITO DEL PERÚ	/s/ DOE RUN PERÚ SRL
BANCO DE CRÉDITO DEL PERÚ	DOE RUN PERÚ SRL

9

ANEXO I

MODELO DE AVISO DE CESIÓN DE DERECHOS

E INSTRUCCIONES IRREVOCABLES DE PAGO

[Para el caso de ventas locales]

Lima, [               ] del [        ]

Señores

(NOMBRE Y DIRECCIÓN

DEL COMPRADOR)

Atención: Sr.

De nuestra consideración:

Nos dirigimos a Uds. en relación con el [[(1) Contrato de Compraventa que celebramos con fecha         de                 de        o (2) la operación de venta de nuestros productos acordada con Uds.]], en virtud de la cual les vendimos              (producto: calidad y cantidad)           por el precio de venta acordado [[(1)en el referido contrato o (2)en dicha ocasión]].  Por la presente damos a Uds. instrucciones irrevocables de realizar el(los) pago(s) correspondiente(s) al mencionado precio de venta por medio de una transferencia a la Cuenta de Cobranza en Moneda Extranjera N° 193-1187836-1-51 del Banco de Crédito del Perú, denominada “BCP-AGENTE-CESION DOE RUN PERU”, cuyo titular es el Banco de Crédito del Perú, en su calidad de AGENTE.

Asimismo, les informamos que el producto de nuestras ventas ha sido cedido en favor del Banco de Crédito del Perú, en su calidad de AGENTE, en virtud de lo dispuesto por los Contratos de Línea de Crédito en Moneda Extranjera y el Contrato Cesión de Derechos de Cuentas por Cobrar celebrados entre nuestra empresa, un Sindicato de Bancos y el referido AGENTE, y les señalamos que cualquier modificación de estas instrucciones podrá ser efectuada única y exclusivamente por el AGENTE.

Agradeceremos firmar la presente comunicación y devolverla en señal de recepción de la notificación, al fax (511) 215 1248, Atención Sr. Miguel Diaz.

DOE RUN PERÚ S.R.L.

RECIBIDO:
FECHA:

[Para el caso de exportaciones (en español)]

10

Lima, [               ] del [       ]

Señores

(NOMBRE Y DIRECCIÓN

DEL COMPRADOR)

Atención: Sr.                             .

De nuestra consideración:

Nos dirigimos a Uds. en relación con el [[(1) Contrato de Compraventa que celebramos con fecha         de                  de          o (2) la operación de venta de nuestros productos acordada con Uds.]], en virtud de la cual les vendimos                (producto: calidad y cantidad)           por el precio de venta acordado [[(1)en el referido contrato o (2)en dicha ocasión]].  Por la presente damos a Uds. instrucciones irrevocables de realizar el(los) pago(s) correspondiente(s) al mencionado precio de venta por medio de una transferencia de acuerdo a las siguientes instrucciones:

Todo pago deberá efectuarse en el Banco de Crédito del Perú –Agencia Miami  (ABA 067015355 – SWIFT BCPLUS33 ), Cuenta No 891200-001, Beneficiario: “BCP-AGENT-ASSIGMENT OF RIGHTS DOE RUN”, de propiedad del Banco de Crédito del Perú, en su condición de AGENTE.

Asimismo, les informamos que el producto de nuestras ventas ha sido cedido en favor del Banco de Crédito del Perú, en su calidad de AGENTE, en virtud de lo dispuesto por los Contratos de Línea de Crédito en Moneda Extranjera y el Contrato Cesión de Derechos de Cuentas por Cobrar celebrados entre nuestra empresa, un Sindicato de Bancos y el referido AGENTE, y les señalamos que cualquier modificación de estas instrucciones podrá ser efectuada única y exclusivamente por el AGENTE.

Agradeceremos firmar la presente comunicación y devolverla en señal de recepción de la notificación, al fax (511) 215 1248, Atención Sr. Miguel Diaz.

DOE RUN PERÚ S.R.L.

RECIBIDO:
FECHA:

11

ANEXO II

MODELO DE CARTA DE CONFORMIDAD Y CONSENTIMIENTO

[Para el caso de ventas locales o exportaciones versión español]

Señores

BANCO DE CREDITO DEL PERÚ

Centenario 156, La Molina

Lima, Perú.-

Att.: [               ]

De nuestra consideración:

El suscrito presta su conformidad a los términos de la carta de aviso de cesión de derechos e instrucciones irrevocables de pago (en adelante en este documento “el Aviso”) de fecha [              ] recibida de DOE RUN PERU S.R.Ltda. (en adelante en este documento “la Empresa”), remitida de conformidad con los Contratos de Línea de Crédito en Moneda Extranjera y de Cesión de Derechos de Cuentas por Cobrar celebrados entre la referida empresa, un sindicato de Bancos, y el Banco de Crédito del Perú, en su calidad de AGENTE de dicho sindicato de bancos (en adelante en este documento “el AGENTE”).

Por la presente el suscrito se compromete, en beneficio del AGENTE, a realizar el pago de todas las sumas debidas a la Empresa [[(1)bajo el Contrato de Compraventa o (2)por la operación de venta]] mencionado(a) en el Aviso  directamente al AGENTE conforme con las instrucciones irrevocables de pago referidas en el Aviso.

Este documento se regirá por las leyes de la República del Perú.

[                             ]

12

ANEXO III

MODELO DE CLÁUSULA DE CESIÓN DE DERECHOS E INSTRUCCIONES
IRREVOCABLES DE PAGO A SER INCLUIDA EN LOS CONTRATOS DE
VENTA QUE CELEBRE EN EL FUTURO DRP

Para el caso de ventas locales: “Por la presente el Vendedor instruye en forma irrevocable al Comprador para que efectúe el(los) pago(s) correspondiente(s) al precio de venta por medio de una transferencia a la Cuenta Cobranza en Moneda Extranjera N° 193-1187836-1-51 establecida en el Banco de Crédito del Perú y denominada “BCP-AGENTE-CESION DOE RUN PERU”, cuyo titular es el Banco de Crédito del Perú, en su calidad de AGENTE..

Asimismo, el Vendedor informa al Comprador y éste declara tomar conocimiento que el Vendedor ha cedido sus derechos de pagos y/o cobranzas del producto de sus ventas a favor del Banco de Crédito del Perú, en su calidad de AGENTE en beneficio de un sindicato de bancos, en virtud de lo dispuesto por los Contratos de Línea de Crédito en Moneda Extranjera y de Cesión de Derechos celebrados con fecha [                ]y [                ], respectivamente.

Asimismo, el Vendedor señala al Comprador que cualquier modificación de las instrucciones contenidas en esta cláusula podrá ser efectuada única y exclusivamente por el referido AGENTE.

Las instrucciones de pago contenidas en esta cláusula obligan al Comprador y cualquier pago realizado por éste en forma distinta no será considerado como un pago válido frente al Vendedor, continuando vigente su obligación de pago frente a éste.”

Para el caso de exportaciones :

“Por la presente el Vendedor instruye en forma irrevocable al Comprador para que efectúe el(los) pago(s) correspondiente(s) al precio de venta por medio de una transferencia al Banco de Crédito del Perú – Agencia Miami, (ABA 067015355 – SWIFT BCPLUS33 ), Cuenta N° 891200-001, Beneficiario: “BCP-AGENT-ASSINGMENT OF RIGHTS DOE RUN”.

Asimismo, el Vendedor informa al Comprador y éste declara tomar conocimiento que el Vendedor ha cedido sus derechos de pagos y/o cobranzas del producto de sus ventas a favor del Banco de Crédito del Perú, en su calidad de AGENTE en beneficio de un sindicato de bancos, en virtud de lo dispuesto por los Contratos de Línea de Crédito en Moneda Extranjera y de Cesión de Derechos celebrados con fecha [                ]y [                ], respectivamente.

Asimismo, el Vendedor señala al Comprador que cualquier modificación de las instrucciones contenidas en esta cláusula podrá ser efectuada única y exclusivamente por el referido AGENTE.

13

Las instrucciones de pago contenidas en esta cláusula obligan al Comprador y cualquier pago realizado por éste en forma distinta no será considerado como un pago válido frente al Vendedor, continuando vigente su obligación de pago frente a éste.”

14

ANEXO IV
MODELO DE INSTRUCCIONES DE PAGO
PAYMENT INSTRUCTIONS

Para el caso de exportaciones:

“Esta factura / orden de pago ha sido cedida al Banco de Crédito del Perú, en su calidad de AGENTE para el beneficio de un sindicato de Bancos, y su pago deberá realizarse únicamente en el Banco de Crédito del Perú – Agencia Miami (ABA 067015355 – SWIFT BCPLUS33 ) en la cuenta No 891200-001, Beneficiario : “BCP-AGENT-ASSIGMENT OF RIGHTS DOE RUN”.

Para el caso de ventas locales:

“Esta factura / orden de pago ha sido cedida al Banco de Crédito del Perú, en su calidad de AGENTE para el beneficio de un sindicato de Bancos, y su pago deberá realizarse únicamente en la Cuenta Cobranza ME N° 193-1187836-1-51 establecida en el Banco de Crédito del Perú y denominada “BCP-AGENTE-CESION DOE RUN PERU”.

15

PRIMERA: DEFINICIONES

SEGUNDA: ANTECEDENTES

TERCERA: CESIÓN DE DERECHOS

CUARTA: DE LOS PAGOS POR PARTE DE LOS COMPRADORES

QUINTA: DE LAS CUENTAS COBRANZA

SEXTA: PLAZO

SETIMA: DECLARACIONES Y GARANTÍAS

OCTAVA: OBLIGACIONES

NOVENA: GARANTÍAS DE DRP

DÉCIMA: EJECUCIÓN

DÉCIMO PRIMERA: INDEMNIZACIÓN

DÉCIMO SEGUNDA: NOTIFICACIONES

DÉCIMO TERCERA: EVENTO DE INCUMPLIMIENTO

DÉCIMO CUARTA: MODIFICACION DE LOS TERMINOS DEL CONTRATO

DÉCIMO QUINTA: GASTOS

DÉCIMO SEXTA: ACTUACIÓN DEL AGENTE

DÉCIMO SETIMA: LEGISLACIÓN APLICABLE

DÉCIMO OCTAVA: ARBITRAJE

16

Exhibit 10.24.2

Final Version

September 17, 2002

Mr. Notary,

Kindly register in your Registry of Public Deeds, an Accounts Receivable Assignment of Rights Agreement, established by DOE RUN PERÚ S.R.L., with Taxpayer’s Registration (RUC) No. 20376303811, domiciled for purposes hereof at Av. Victor Andrés Belaunde 147, Via Principal 155, Centro Empresarial Real – Torre Real 3, Piso 9, San Isidro, Lima, duly represented by Messrs. Kenneth Ernest Hecker, identified by Foreign Nationals Registration Card (CE) No. N-100471 and Jorge Antonio Jaramillo Chipoco, identified with National Identity Card (DNI) No. 08257915, empowered by virtue of powers of attorney registered on Electronic Filing Card No. 11015369 of the Lima Registry of Corporations, hereinafter DRP; in favor of BANCO DE CRÉDITO DEL PERÚ, in its capacity of Agent of the Banks, with Taxpayer’s Registration (RUC) No. 20100047218, domiciled for purposes hereof at Calle Centenario No. 156, Las Laderas de Melgarejo, La Molina, Lima, duly represented by Messrs. Walter Bayly Llona, identified with National Identity Card (DNI) No. 10305116, and Jorge Luis de los Heros Diez Canseco, identified with National Identity Card (DNI) No. 07810714, empowered by virtue of powers of attorney registered on entries B00001 and C000027, respectively, of Electronic Filing Card No. 11001927 of the Lima Registry of Corporations; hereinafter referred to as the AGENT; as party of the second part, under the following terms and conditions:

CLAUSE ONE:  DEFINITIONS

a.                                       Except if expressly stated herein or if required by the context, the terms used in this Accounts Receivable Assignment of Rights Agreement whose first letter is a capital letter shall have the meaning established in this clause:

Agent:  This shall be Banco de Crédito del Perú, acting in representation of the Banks, its successors or assignees.

Banks:  This shall include the Banks forming part of the Banks Syndicate, comprised of Banco de Crédito del Perú, and any other Bank that may in the future participate in the Credit Line Agreement, which shall act under the representation of the AGENT.

BCP:  This shall be used to single out Banco de Crédito del Perú, which, as indicated in the introductory part hereof, is acting as AGENT, as well as a co-creditor of the Obligations derived from the Credit Line Agreement.

Civil Code:  The Peruvian Civil Code.

Credit Line Agreement:  This makes reference to the agreement stipulated in Subclause 2.1 in Clause Two of this document, to be backed by the Security Agreements.

Security Agreements:  This term is used to refer to the Accounts Receivable Assignment of Rights Agreement and the Global and Floating Pledge Agreement signed by DRP in favor of the AGENT, to the benefit of the Banks.

Financing Documents:  They are (i) the Credit Line Agreement, (ii) the Promissory Notes, (iii) the Security Agreements, (iv) any public deed derived from the aforementioned documents, and (v) the UCC-1 Financing Statement, as well as, in each case, the amendments and additions that may be made from time to time.

DRP:  This has the meaning appearing in the introductory part of this Accounts Receivable Assignment of Rights Agreement, as the grantor.

Events of Default:  These are the circumstances detailed in Clause Twelve of the Credit Line Agreement.

Obligations:  These are generally all the commitments, duties and obligations assumed by DRP with the Banks by virtue of the Financing Documents.

1.2           Any terms starting with a capital letter, which are not expressly defined herein shall have the definition assigned thereto in the Credit Line Agreement stipulated in Subclause 2.2. of Clause Two hereof.

CLAUSE TWO:  BACKGROUND

2.1           On April 3, 2002, DRP requested the Banks, through the AGENT, and the latter agreed to grant a Credit Line up to the amount of US$ 58,000,000.00 (FIFTY-EIGHT MILLION AND 00/100 US DOLLARS), as per the maximum amounts assumed by each Bank by virtue of its respective Commitment, in accordance with the provisions of the Credit Line Agreement signed in September 17th, 2002.

2.2           Subclause 14.1 of Clause Fourteen of the Credit Line Agreement signed in September 17th, 2002 sets forth that, to guarantee payment of the amounts owed as a result of the Credit Line Agreement and in compliance with all other obligations assumed in the said document (hereinafter “the Secured Obligations”), DRP would assign in favor of the AGENT all rights deriving from accounts receivable resulting from any sales made through agreements and transactions made when selling its products; for which reason this agreement is entered into.

CLAUSE THREE:  ASSIGNMENT OF RIGHTS

3.1           By virtue of the provisions of Clause Fourteen of the Credit Line Agreement cited in Subclause 2.2 of Clause Two hereof; and because it is convenient to both parties, in accordance with Article 1206 of the Civil Code, DRP hereby irrevocably assigns in favor of the AGENT, to the benefit of the Banks, all rights referring to collections and payments to be received as a result of any sales and/or collections obtained through present or future agreements and transactions for the sale of its products, whether locally or abroad.

3.2           Pursuant to the provisions set forth in Article 1215 of the Civil Code, and for the purposes of the assignment of rights over collections and payments deriving from agreements in effect as of the date of signing of this Agreement, DRP (i) shall serve a notice to each buyer with a valid agreement, using the model appearing in Exhibit I (or the English translated version if necessary), which forms an integral part of this Agreement, informing of the irrevocable assignment of rights in favor of the AGENT, irrevocably instructing them to make any pending payment(s) into the Collection Account(s) opened in the name of the AGENT in BCP, notice which DRP hereby agrees to forward to each of its buyers, through notarial letter, courier,

e-mail, fax, or other effective mean of communication; and (ii) must deliver to the AGENT either (a) copy of said instruction, duly stamped and signed of with any other type of sign evidencing the receipt of said instruction, which will accredit that said instruction has been received by DRP’s customer; or, (b) the agreement and consent of the assignment of rights by their respective customers, which will be instrumented by means of the model communication (or the English translated version if necessary) which as Exhibit II forms an integral part of this Agreement.  In the event that any buyer would not channel its payments through the Collection Accounts, DRP is hereby obliged to immediately deposit any payment it will receive from said buyer to the aforementioned Collection Accounts.

3.3           For the assignment of rights deriving from agreements for the sale of minerals and transfers of any other type of title to be signed by DRP after the signing of this Agreement, DRP obliges to include in the formats of the same (or the English translated version if necessary) the clause that as Exhibit III forms an integral part of this Agreement, through which, the buyer and/or purchaser is told of the irrevocable assignment of rights in favor of the AGENT, to the benefit of the Banks, instructing it to make payments into the Collection Accounts opened in the name of the AGENT in BCP; to which effect the buyer and/or purchaser shall give its consent in the same clause.  In the event that any buyer would not channel its payments due to DRP through the Collection Accounts, DRP is hereby obliged to immediately deposit any payment it will receive from said buyer to the aforementioned Collection Accounts.

3.4           For the assignment of rights of present or future sale transactions which, due to the market’s practices or habits, are not included in any formal agreements, the provisions stipulated in Subclause 3.2 of this clause will apply.

3.5           Additionally, DRP hereby binds itself to include, in a visible place, in its invoices or any other document of a collection nature, under the caption “Payment Instructions”, the text which model (or the English translated version if necessary) is detailed in Exhibit IV, which forms an integral part of this Agreement.

CLAUSE FOUR:  BUYER’S PAYMENTS

The payment obligations of DRP’s buyers and/or purchasers may present discounts, reductions, deductions or compensation, provided these are normal in this type of agreements or contracts, or if common practice in the market, or are related to the substitution of the products that have been rejected by the buyer for not fulfilling the quality or characteristics required by the same.

CLAUSE FIVE:  COLLECTION ACCOUNTS

5.1           The AGENT will keep two (2) Collection Accounts open, in its name, in BCP, one in Lima, Perú and another one at the Miami branch of BCP, where DRP’s buyers and/or purchasers (or DRP in the case of those which do not comply with the irrevocable payment instructions and still remit the assigned amounts thereto), shall deposit the full amount of the payments and/or collections assigned hereby.

5.2           DRP’s local buyers and/or purchasers shall deposit their payments into Collection Account in foreign currency No. 193-1187836-1-51, opened in the name of the AGENT in BCP in Lima, Perú; while DRP’s buyers and/or purchasers from abroad shall deposit their payments into Collection Account No. 891200-001, opened in the name of the AGENT at the Miami branch of BCP.

5.3           The parties hereby agree that, provided there are no Grounds for the Execution of the Pledge, as referred to in Clause Ten hereof, the AGENT shall transfer to the accounts opened by DRP in the AGENT, any funds which may have been deposited into the Collection Accounts, partially waiving the assignment.  Nevertheless, DRP hereby declares that it is aware of and accepts the fact that the accounts to which the funds will be transferred will also form part of the pledge granted in favor of the AGENT, to the benefit of the Banks.

5.4           On a daily basis, the AGENT shall transfer to the DRP accounts opened at the AGENT all monies deposited into the Collection Accounts.  In the case of transfers from the Collection Account located in Lima, Perú, the transfer shall be done by 4:00 P.M. at the latest; while in the case of transfers from the Collection Account located in Miami, the transfer must be done by 1:00 P.M. at the latest.

5.5           The transfer of funds into DRP accounts shall cease if there is an Event of Default, in accordance with the terms and conditions of the Line of Credit Agreement or in this Agreement, in which case the AGENT shall take from the Collection Accounts and from all other accounts referred to in this Subclause, all sums of money deposited in accordance with the stipulations of this document, so that they will be used as repayment of the amount owed to the Banks.

5.6           Furthermore, the AGENT hereby agrees to report to DRP, each time DRP requires it, the amount of money deposited into the Collection Accounts.

CLAUSE SIX:  TERM

DRP hereby declares that it knows and accepts the fact that this Assignment of Rights Agreement will remain in force as long as there are Secured Obligations of DRP for the Banks.

CLAUSE SEVEN:  REPRESENTATIONS AND WARRANTIES

DRP hereby represents and warrants to the AGENT that as of the date of celebration of this Agreement:

7.1           Except those rights that have been granted to the Banks by virtue of this Agreement and the Credit Line Agreement DRP is the sole and absolute titleholder to the collections being assigned thereto by virtue of this Agreement.

7.2           Except those pledges included in this agreement and in the Credit Line Agreement (including Authorized Liens), on the collections assigned by virtue of this agreement, there is no pledge, foreclosure, lien, encumbrance, court order or different order of any type whatsoever, which may limit their right to be freely transferred and/or encumbered by DRP.  In any event, DRP agrees to clear title and rectify any potential problems/latent defect which may exist with the assigned collections.

CLAUSE EIGHT:  OBLIGATIONS

During the entire period in which this Agreement is in effect, DRP commits itself to:

8.1           Forward to the AGENT, on a monthly basis within five (5) business days following the twentieth day of each calendar month, a list of sale agreements and transactions celebrated and/or signed during the month, indicating the name of the customer, the payment amount, payment conditions, the agreement’s term, the total amount of product to be delivered, the date or frequency of shipments and a confirmation that the notice of assignment has been forwarded to the customer, as specified in Exhibit I, and that DRP has delivered to the AGENT copy of said stamped communication with the respective receipt accreditation, or that DRP has included in the respective contract the assignment clause included in Exhibit III, or that the respective customer has given its agreement and consent to assignment made, using for this purpose the text prescribed in Exhibit II.

8.2           Forward to the AGENT, on a monthly basis within the five (5) business days following the twentieth calendar day of every month, a report detailing the accounts receivable that are pending payment as of the date of preparation of such report, including the maturity date of each of the accounts, name and address of the debtor and the account balance.

8.3           Submit to the AGENT, on a monthly basis within the five (5) business days following the twentieth calendar day of every month, a statement, indicating that all payments and/or collections detailed in the report of the previous month have been channeled through the Collection Accounts or DRP has comply with the deposit in the Collection Accounts of the payments that the buyers had made directly to DRP referred to in Clause Five of this Agreement.

8.4           Comply with all the obligations assumed in the sales agreements and other agreements or contracts which may have been entered into and which payments and/or collections have been assigned in favor of the AGENT, in such manner that the said agreements will not be terminated for reasons for which DRP is responsible, unless, within a period of 360 days, said non-compliances do not exceed US$500,000.00 on an individual basis, and US$2,000,000.00 altogether.

8.5           Not establish a pledge or encumbrance of any type, or transfer or enter into any agreement, contract or act over a portion or all of the payments and/or collections assigned by virtue of this Agreement.  Otherwise, that contract or act shall be invalid and will have no force or effect whatsoever.

8.6           Notify the AGENT in a timely manner, any circumstances or events, which may be related to the assigned collections that may affect their demandable nature, rank or value.

8.7           Carry out or omit to perform any act, which may result to the detriment of the value of the assigned collections, unless, within a period of 360 days, said action or omission would not cause damages that exceed US$500,000.00 on an individual basis, and US$2,000,000.00 altogether.

8.8           Deposit immediately into the corresponding Collection Account any payments and/or collections which may have been received directly from buyers, which have not complied with their commitment to channel payments through the aforementioned Collection Accounts.

8.9           Pay the AGENT the annual fees charged for the management of the Collection Account opened in the name of the AGENT at the Miami branch of BCP, as a consideration for the services provided by the said entity.

CLAUSE NINE:  DRP’s GUARANTIES

DRP hereby guarantees to the AGENT the existence and demandable nature of the rights being assigned by virtue of this Agreement, pursuant to the provisions set forth in Article 1212 of the Civil Code.

CLAUSE TEN:  EXECUTION

In the case of an Event of Default that would have not been corrected within the correction term stipulated in this agreement and in the Credit Line Agreement, insofar as it were applicable thereto, pursuant to the provisions of the Credit Line Agreement, the AGENT shall use the amounts deposited into the Collection Accounts to pay off any amounts owed by DRP to the Banks.

CLAUSE ELEVEN:  INDEMNITY

DRP hereby commits to provide indemnity to the AGENT and its directors, officers and employees (hereinafter within this clause “Indemnees”) for any losses, damage or expenses it/they may incur or may suffer as a consequence of this Agreement, including but not being limited to attorneys’ professional fees and expenses arising from the transaction carried out, unless such loss, damage or expense is the result of fault or fraud on the part of the Indemnees.

CLAUSE TWELVE:  NOTICES

Any notice, request, demand, consent, designation, directive, instruction, certificate or other communication made hereunder, must be served in writing or forwarded by Facsimile (with written confirmation of receipt, which may also be sent by Facsimile) to the addresses and Facsimile numbers of DRP and the AGENT indicated below, and whenever required by Perúvian law, to DRP and the AGENT addresses described in the introductory part of this Agreement, or to any other address which may be communicated in writing to that effect by DRP and the AGENT.

DRP

DOE RUN PERÚ S.R.L.

Attention:	Messrs. Kenneth Richard Buckley and Henry Eric Peitz
Address:	Av. Víctor Andrés Belaunde 147, Vía Principal 155, Centro Empresarial
Real - Torre Real 3, Piso 9, San Isidro
Facsimile:	215-1235
215-1281

AGENT
BANCO DE CRÉDITO DEL PERÚ
Attention:	Jorge Luis de los Heros / Indira Palomino
Address:	Centenario 156, Las Laderas de Melgarejo, La Molina División de Mercado de Capitales
Facsimile:	394-0592

THE BANKS:  To the addresses included in the Credit Line Agreement.

For any changes of domicile to have effect on the other party, they must be communicated in writing to the other party at least fifteen (15) calendar days in advance, counted as from the date when the change in domicile will take place, making express reference to the fact that the change relates to the domicile indicated in this document, stating the date as from which such change in domicile will take effect.

For the purposes of what has not been expressly agreed to by the parties in this Clause, the provisions set forth in Clause Nineteen of the Credit Line Agreement, referred to Notices shall apply.

CLAUSE THIRTEEN:      EVENTS OF DEFAULT

In case that DRP fails to comply with any of its obligations assumed by virtue of this Agreement, the AGENT may act in conformity with the provisions of Clause Ten hereof.

If DRP has breached any of the obligations provided for in Subclauses 8.1, 8.2, 8.3, and 8.6 hereof, it will have a term of ten (10) calendar days counted as from the date of receipt of the notary communication imparted to that effect by the AGENT, to correct such non-compliance condition; otherwise, the AGENT may proceed as outlined in Clause Ten of this Agreement.

CLAUSE FOURTEEN:      AMENDMENTS TO THE TERMS OF THE AGREEMENT

This Accounts Receivable Assignment of Rights Agreement may only be amended with the unanimous written consent given by the Eligible Banks participating in the Credit Line Agreement, and DRP.  Such amendments must necessarily be documented by public deed.

CLAUSE FIFTEEN:      EXPENSES

All expenses and costs produced as a consequence of this Agreement, including notarial expenses relating to its conversion into a public deed, the preparation of the testimony and a regular copy thereof for the AGENT will be in the exclusive account of DRP.

CLAUSE SIXTEEN:  ROLE OF THE AGENT

It is hereby stipulated that the AGENT acts as such in representation of the Banks, with their express ratification to this effect, as stipulated in Clause Twenty of the Credit Line Agreement. In addition, it is important to point out that, it being a Bank, the AGENT is also one of them; and therefore, the term Banks includes the AGENT in his capacity of a Bank, rather than as an AGENT.

CLAUSE SEVENTEEN:      GOVERNING LEGISLATION

This Agreement shall be governed by the laws of the Republic of Perú.

CLAUSE EIGHTEEN:      ARBITRATION

18.1         The parties hereby expressly agree that any conflict or controversy which may arise between them as a result of the interpretation or execution of this Agreement, including those related to its being null and void or invalid, shall be resolved by means of a de jure arbitration entrusted to an Arbitration Court made up of three members who must necessarily be attorneys at law registered in the Bar Association, to be held in accordance with the National and International Conciliation and Arbitration Regulation of the Chamber of Commerce of Lima.

18.2         The Arbitration Court will be formed in the following manner:  each one of the parties shall designate one arbitrator and the third arbitrator shall be designated by mutual agreement by the first two arbitrators, who will be the Chairman of the Arbitration Court.

18.3         The arbitration shall be held in the City of Lima and the duration of the same may not exceed sixty (60) business days counted as from the date of installation of the Arbitration Court until such time as the respective award is issued.

18.4         The Arbitration Award shall be final and cannot be appealed.

18.5         The losing party shall assume the costs incurred in the arbitration proceedings.

18.6         Should any of the parties decide to file an appeal with the Judiciary calling for the annulment of the arbitration award, it must first make arrangements for a Bank Letter of Guaranty granted by a top-rated Bank headquartered in Lima, equivalent to US$ 50,000.00 (FIFTY THOUSAND AND 00/100 US DOLLARS), which can be executed in the event that the appeal is declared groundless in a final ruling.  This Bank Letter of Guaranty must be in force during the time the aforementioned process is underway.

ADDITIONAL CLAUSE:

In addition to Sub-clause 2.2 of this Accounts Receivable Assignment of Rights Agreement, this Agreement will also guarantee the payment of the sums due under the Foreign Currency Credit Line Agreement of up to US$ 40,000,000.00 granted by Public Deed dated June 18, 1998 of Lima Notary Anibal Corvetto Romero registered, and the fulfillment of the rest of obligations assumed in the referred document, while such contract is in force.

Mr. Notary, kindly add any other clauses required by law and convert this preliminary deed into a public deed.

Lima, September 17, 2002.

BANCO DE CRÉDITO DEL PERÚ	DOE RUN PERÚ S.R.L.

EXHIBIT I

MODEL NOTICE OF ASSIGNMENT OF RIGHTS
AND IRREVOCABLE PAYMENT INSTRUCTIONS

[For domestic sales]

Lima,                   , 2002

Messrs
(NAME AND ADDRESS
OF BUYER)

Attention:  Mr.

Dear Sirs,

We are writing you with reference to the [[(1) Purchase/Sale Agreement we entered into on                   ,       or (2) transaction for the sale of our products arranged with you]], by virtue of which we sold to you               (product:  quality and quantity)               for the agreed sale price [[(1) in such agreement or (2) on such occasion]]. We hereby irrevocably instruct you to carry out the payment(s) corresponding to the aforementioned sale price, via a transfer to Collection Account in foreign currency No. [                    ] set up in the name of Banco de Crédito del Perú, as AGENT, at Banco de Crédito del Perú.

Furthermore, please be informed that the product of our sales has been assigned in favor of Banco de Crédito del Perú, as AGENT, by virtue of the provisions of the Foreign Currency Credit Line Agreements and the Accounts Receivable Assignment of Rights Agreement entered into by our company, a syndicate of Banks and the aforementioned AGENT, bringing also to your attention that any and all amendments to be made to these instructions may be made only and exclusively by the AGENT.

DOE RUN PERÚ S.R.L.

RECEIVED:
DATE:

MODEL NOTICE OF ASSIGNMENT OF RIGHTS
AND IRREVOCABLE PAYMENT INSTRUCTIONS

Lima,                          , 2002

[For exports]

Messrs
(NAME AND ADDRESS
OF BUYER)

Attention:  Mr.

Dear Sirs,

We are writing you with reference to the [[(1) Purchase/Sale Agreement we entered into on                    ,       or (2) transaction for the sale of our products arranged with you]], by virtue of which we sold to you               (product:  quality and quantity)               for the agreed sale price [[(1) in such agreement or (2) on such occasion]]. We hereby irrevocably instruct you to carry out the payment(s) corresponding to the aforementioned sale price, via a transfer to the Collection Account No. [                    ] (the Collection Account) set up in the name of Banco de Crédito del Perú, as AGENT, taking into account the following instructions:

All payment must be paid only in Banco de Crédito del Perú - Miami Branch (ABA 067015355-SWIFT BCPLUS33), to the Account N0 891200-001 denominated “BCP-AGENT-ASSIGMENT OF RIGHTS DOE RUN”, set up on behalf of Banco de Crédito del Perú, as AGENT.

Furthermore, please be informed that the product of our sales has been assigned in favor of Banco de Crédito del Perú, as AGENT, by virtue of the provisions of the Foreign Currency Credit Line Agreements and the Accounts Receivable Assignment of Rights Agreement entered into by our company, a syndicate of Banks and the aforementioned AGENT, bringing also to your attention that any and all amendments to be made to these instructions may be made only and exclusively by the AGENT.

DOE RUN PERÚ S.R.L.

RECEIVED:
DATE:

EXHIBIT II

MODEL LETTER OF AGREEMENT AND CONSENT

(for domestic sales)

Messrs.
BANCO DE CRÉDITO DEL PERÚ
Centenario 156, La Molina
Lima, Perú

Attn.:      [                    ]

Dear Sirs,

The undersigned is in agreement with the terms of the notice of assignment of rights and irrevocable payment instructions (hereinafter in this document “the Notice”) dated [                    ], which we have received from DOE RUN PERÚ S.R.Ltda. (hereinafter in this document “the Company”), forwarded in accordance with the provisions of the Foreign Currency Credit Line Agreements and the Accounts Receivable Assignment of Rights Agreement entered into by the aforementioned Company, a syndicate of Banks and Banco de Crédito del Perú, as AGENT of the said syndicate of Banks (hereinafter in this document “the AGENT”).

The undersigned hereby commits, to the benefit of the AGENT, to make payment of all amounts owed to the Company [[(1) under the Purchase/Sale Agreement or (2) through the sale transaction]] referred to in the Notice directly to the AGENT, to Collection Account in foreign currency No. [                         ] opened in the name of the AGENT at Banco de Crédito del Perú / New York Branch of Banco de Crédito del Perú.

This document shall be governed by the laws of the Republic of Perú.

[                              ]

MODEL LETTER OF AGREEMENT AND CONSENT

[for exports]

Messrs.

BANCO DE CRÉDITO DEL PERÚ

Centenario 156, La Molina

Lima, Perú

Attn.:  [                          ]

Dear Sirs,

The undersigned is in agreement with the terms of the notice of assignment of rights and irrevocable payment instructions (hereinafter in this document “the Notice”) dated [                    ], which we have received from DOE RUN PERÚ S.R.Ltda. (hereinafter in this document “the Company”), forwarded in accordance with the provisions of the Foreign Currency Credit Line Agreements and the Accounts Receivable Assignment of Rights Agreement entered into by the aforementioned Company, a syndicate of Banks and Banco de Crédito del Perú, as AGENT of the said syndicate of Banks (hereinafter in this document “the AGENT”).

The undersigned hereby commits, to the benefit of the AGENT, to make payment of all amounts owed to the Company [[(1) under the Purchase/Sale Agreement or (2) through the sale transaction]] referred to in the Notice directly to the AGENT in accordance with the specific payment instructions set forth in the Notice.

This document shall be governed by the laws of the Republic of Perú.

[                             ]

EXHIBIT III

MODEL ASSIGNMENT OF RIGHTS AND IRREVOCABLE PAYMENT
INSTRUCTIONS CLAUSE TO BE INCLUDED IN SALE AGREEMENTS
ENTERED INTO BY DRP IN THE FUTURE

In the case of local sales:

“Seller hereby instructs the Buyer to make the payments of the sales price by wire transfer into Collection Account in foreign currency No.                       set up at Banco de Crédito del Perú.

In addition, Seller hereby informs the Buyer, and the Buyer becomes aware that the Seller has assigned its payment and/or collection rights to the proceeds of its sales in favor of Banco de Crédito del Perú, in its capacity of AGENT to the benefit of a syndicate of banks, pursuant to the Foreign Currency Credit Line Agreement and the Assignment of Rights Agreement entered into on [                          ] and [                           ] respectively.

The Seller also notifies to the Buyer that the payment instructions set forth above cannot be changed, unless approved solely and exclusively in writing by the AGENT.

The instructions described hereby are binding towards the Buyer and any payments made by the Buyer otherwise will not be considered valid payments made to the Seller, the respective payment obligation of the Buyer remaining in full force.”

In the case of exports:

“Seller hereby instructs the Buyer to make the payments of the sales price by wire transfer in United States dollars in same day funds directly to Banco de Crédito del Perú — Miami Branch (ABA 067015355), Account No 891200-001, Beneficiary:  “BCP-AGENT-ASSIGNMENT OF RIGHTS DOE RUN”. Intermediary Bank for payments from abroad the US:  Standard Chartered Bank (Account Nº 3554031768001), New York (swift code SCBLUS33).

In addition, the Seller hereby informs the Buyer, and the Buyer becomes aware that, the Seller has assigned the proceeds of its sales in favor of Banco de Crédito del Perú, in its capacity of AGENT for the benefit of a syndicate of banks, pursuant to the Working Capital Facility and Assignment Agreements dated [                ], and [                ] respectively, as the same may be amended from time to time, entered into between the Seller, a syndicate of banks and said AGENT. The Seller also notifies to the Buyer that the payment instructions set forth above cannot be changed, waived, or revoked unless approved solely and exclusively in writing by the AGENT.

The instructions described hereby are binding towards the Buyer and any payments made by the Buyer otherwise will not be considered valid payments made to the Seller, the respective payment obligation of the Buyer remaining in full force.”

EXHIBIT IV

MODEL PAYMENT INSTRUCTIONS

In the case of exports:

This invoice/payment order has been assigned to Banco de Crédito del Perú, in its capacity of AGENT for the benefit of a syndicate of banks, and must be paid only in Banco de Crédito del Perú — Miami Branch (ABA 067015355-SWIFT BCPLUS33), to the Account No 891200-001, Beneficiary:  “BCP-AGENT-ASSIGNMENT OF RIGHTS DOE RUN”.

In the case of local sales:

“This invoice / payment order has been assigned to Banco de Crédito del Perú, in its capacity of AGENT for the benefit of a syndicate of Banks, and must be paid only to Foreign Currency Collection Account No. 193-1187836-1-51 at Banco de Crédito del Perú and denominated “BCP-AGENTE-CESION DOE RUN PERÚ”.

CLAUSE ONE : DEFINITIONS

CLAUSE TWO : BACKGROUND

CLAUSE THREE : ASSIGNMENT OF RIGHTS

CLAUSE FOUR : BUYER’S PAYMENTS

CLAUSE FIVE : COLLECTION ACCOUNTS

CLAUSE SIX : TERM

CLAUSE SEVEN : REPRESENTATIONS AND WARRANTIES

CLAUSE EIGHT : OBLIGATIONS

CLAUSE NINE : DRP’S GUARANTIES

CLAUSE TEN : EXECUTION

CLAUSE ELEVEN : INDEMNITY

CLAUSE TWELVE : NOTICES

CLAUSE THIRTEEN : EVENTS OF DEFAULT

CLAUSE FOURTEEN : AMENDMENTS TO THE TERMS OF THE AGREEMENT

CLAUSE FIFTEEN : EXPENSES

CLAUSE SIXTEEN : ROLE OF THE AGENT

CLAUSE SEVENTEEN : GOVERNING LEGISLATION

CLAUSE EIGHTEEN : ARBITRATION